SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): March 9, 2007
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                           NewMarket Technology, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Nevada                    00-27917                   65-0729900
          ------                    --------                   ----------
(State of Incorporation or  (Commission File Number)        (I.R.S. Employer
       Organization)                                       Identification No.)

            14860 Montfort Drive, Suite 210
                     Dallas, Texas                               75254
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        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 386-3372
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Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14z-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 - Entry into a Material Definitive Agreement

         On March 9, 2007, NewMarket Technology, Inc. ("NMKT"), executed a definitive agreement with Diamond I, Inc. ("DMOI") under which NMKT will purchase 2 million shares of DMOI Series B Preferred Stock ("Series B shares") to be issued in consideration for cash and a promissory note to be issued by NMKT. A copy of the agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Series B shares will be deemed at all times as the equivalent of sixty-percent (60%) of the common shares of DMOI for voting purposes on all matters. It is anticipated that this transaction will close on or before June 1, 2007.

ITEM 7.01 Regulation FD Disclosure

               The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On March 9, 2007, the Company issued a press release announcing the execution of the above-referenced agreement. A copy of the text of the press release is attached hereto as Exhibit 99.1.


Item 9.01 -  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)   Exhibits


EXHIBITS        DESCRIPTION
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10.1            Securities Purchase Agreement by and among NewMarket Technology,
                Inc. and Diamond I, Inc.

99.1            Press Release dated March 9, 2007















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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 13, 2007
                                            NEWMARKET TECHNOLOGY, INC.

                                            By:  /s/ Philip Verges
                                                 -------------------------------
                                                 Philip Verges
                                                 Chief Executive Officer






                                  EXHIBIT INDEX


Exhibit No.     Description of Document
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10.1            Securities Purchase Agreement by and among NewMarket Technology,
                Inc. and Diamond I, Inc.

99.1            Press Release dated March 9, 2007

















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